Filed Pursuant to Rule 497(e)

Registration No. 033-35156

THE CALDWELL & ORKIN FUNDS, INC.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

Supplement dated December 29, 2009 to the

Prospectus and Statement of Additional Information dated August 28, 2009

This Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2009 for the Caldwell & Orkin Market Opportunity Fund (the “Fund”), a series of The Caldwell & Orkin Funds, Inc., updates certain information contained in the Prospectus and SAI.  Capitalized terms not otherwise defined herein have the meanings set forth in the Prospectus and SAI.

Amendment to the Fund’s Management Agreement

On December 18, 2009, at a Special Meeting of Shareholders of the Fund, shareholders approved an amendment to the Fund’s Management Agreement, as described more fully below.

On page 10 of the Prospectus, the disclosure under the section entitled “Management of the Fund” is amended to read as follows:

C&O Funds Advisor, Inc. (the “Manager”) manages the Fund’s investment portfolio on a daily basis, subject to review by the Fund’s Board of Directors.  The Manager was formed in 1986 and is a wholly-owned subsidiary of Caldwell & Orkin, Inc. (“C&O, Inc.”). C&O, Inc., formed in 1982, presently provides investment advisory services to corporations, individual investors, and other institutions, and as of October 31, 2009, had funds under management (including the Fund) of approximately $497 million.  The Manager is an independent investment counsel firm with its offices located at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541.  For its services to the Fund, the Manager receives monthly compensation at annual rates which vary in accordance with the following schedule:

Annualized Percentage of Average Daily Net Assets	Fund Asset Level
1.00%	$0 - $250,000,000
.90%	$250,000,001-$500,000,000
.80%	over $500,000,001

For the fiscal year ended April 30, 2009, the Fund paid the Manager an aggregate fee, as a percentage of average net assets, of 0.83%.  The Fund’s Semi-Annual Report for the six-month period ended October 31, 2009, contains a discussion regarding the basis for the Fund’s Board of Directors approving the Management Agreement for a successive annual term.

On page 16 of the SAI, the disclosure under the subsection entitled “Management Fee,” of the section entitled “Management and Advisory Arrangements,” is amended to read as follows:

Management Fee.  The Fund has entered into a Management Agreement, as amended (the “Management Agreement”), with the Manager.  As discussed in the Prospectus, the Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund.

On an annual basis, the advisory fee is equal to the following for the Fund: 1.00% of average daily net assets up to $250 million; 0.90% of average daily net assets in excess of $250 million but not more than $500 million; 0.80% of average daily net assets in excess of $500 million.

For the years ended April 30, 2009, 2008 and 2007, the Fund paid $1,894,550, $1,659,872 and $1,221,716, respectively, to the Manager pursuant to the Management Agreement.

Change in Distributor

Effective November 16, 2009, ALPS Distributors, Inc. replaced IFS Fund Distributors, Inc. as the distributor (the “Distributor”) to the Fund.  Accordingly, all references to “IFS Fund Distributors, Inc.” as Distributor in the Fund’s Prospectus and SAI are replaced with “ALPS Distributors, Inc.”  The principal offices of the Distributor are located at 1290 Broadway, Suite 1100, Denver, CO 80203.

On page 20 of the SAI, the disclosure under the section entitled “The Distributor” is amended to read as follows:

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”).  The Distribution Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund.  The Distribution Agreement was approved by the Fund’s Board of Directors on September 10, 2009.  The Distribution Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter but only so long as such continuance is approved by (i) the Fund’s Board of Directors, or (ii) vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act), provided that in either case the continuance is also approved by a majority of the Independent Directors of the Fund, by a vote cast in-person at a meeting called for the purpose of voting on such continuance.  The Distribution Agreement is terminable without penalty by the Fund upon 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of the Fund’s Board of Directors (including a majority of the Independent Directors), or by the Distributor upon 60 days written notice, and will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

Change in Transfer Agent

Effective on or about February 16, 2010, ALPS Fund Services, Inc. will replace JPMorgan as the transfer agent (the “Transfer Agent”) to the Fund.  Accordingly, all references to “JPMorgan” as Transfer Agent in the Fund’s Prospectus and SAI are replaced with “ALPS Fund Services, Inc.”  Effective on or about February 16, 2010, the address of the Transfer Agent will be P.O. Box 46256, Denver, CO 80201 (for Regular Mail) and 1290 Broadway, Suite 1100, Denver, CO 80203 (for Overnight Delivery).

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